____________________________________________________

                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
           ____________________________________________________

                               FORM 8-K
                            CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                           February 4, 2005
            (Date of Report (Date of earliest event reported)
           ____________________________________________________

                       Bronco Energy Fund, Inc.
          (Exact name of registrant as specified in its charter)

                               Nevada
      (State or other jurisdiction of incorporation or organization)

                              814-00690
                         (Commission File No.)

                             86-0972709
                 (IRS Employer Identification Number)

   2920 N. Swan Suite 206, Tucson AZ        		  85712
(Address of principal executive offices)             (ZIP Code)

                          (866) 305-1755
                (Telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
          _____________________________________________________________




Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 3, 2004, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of Bronco Energy Fund, Inc., the Board of Directors elected James Balserak, David Hinkins, Robert Hipple and Robert Smith to the Board of Directors. Biographical information for these new directors is as follows.

James C. Balserak is a general surgeon who has practiced with the Southwest Surgery Associates, Ltd., in Tucson Arizona since 1996. Dr. Balserak graduated from the U.S. Air Force School of Aerospace Medicine in 1989 and earned his doctorate of medicine from the Medical College of Virginia in 1990. He also serves as an Assistant Clinical Professor of Surgery at the College of Medicine, University of Arizona from 1995 to present. Dr. Balserak is presently a colonel in the Arizona Air National Guard.

David P. Hinkins is currently the President of Industrial Electrical Motor Service, Inc., a position he has held from 1976 to the Present; he also serves as President of Industrial Mine Supply, Inc. a position he has held from 1988 to the present. Previously, Mr. Hinkins established Rainbow Glass Ranch, in Ferron, Utah in 1978; founded Coal Equipment Co., Inc. of Denver, Colo. in 1980: and he founded Generator Starter Service, Inc. in Aurora, Utah in 1982. Presently, Mr. Hinkins is also serving on Board of Trustees of the College of Eastern Utah, the Utah State Racing Commission, and Board of Trustees of the Emery County Community Foundation. He is also the President of ITT National Mining Council.

Robert Hipple is an attorney licensed to practice law in the States of Georgia and Virginia and has experience serving a number of public companies in senior management positions; serving on the boards of directors as well as serving as an administrative, legal and finance professional, including as
chief financial officer and/or general counsel.   He has taught federal tax
and securities law at Georgetown University Law School, Emory University Law School, the University of San Diego School of Law and, most recently, as a Visiting Professor of Law at Florida A&M University College of Law. Mr. Hipple also serves as President of iTrustFinancial, Inc., an international business, tax, legal and financial consulting company, and as Chief Executive Officer of iWorld Projects & Systems, Inc., a publicly traded project management holding company, operating as a Business Development Company under The Investment Company Act of 1940. He received a BA in Economics and Finance from Wesleyan University, a JD and LLM degrees from Georgetown University Law School, and completed the MBA program in Finance at Emory University School of Business.

Robert M. Smith is a retired electric utility executive and has been an energy industry consultant since 1990. From 1988 to 1990, Nr. Smith was the Executive Vice President of Power Supply at Pacificorp. Prior to that, Mr. Smith was employed by Pacific Power and Light Company as Vice President of Human Resources from 1977 to 1979, as Vice President of Construction from 1979 to 1982, as Vice President of Power Generation from 1982 to 1985, and as Senior Vice President of Power Supply from 1985 to 1988.

As a result of these changes our Board includes the following persons:

	Dan Baker	              Director/President/CEO
 	James Marshall	        Director/Treasurer/CFO
	Kevin Sherlock	        Director/Secretary
      James Balserak	        Director
      Brian Delfs	              Director
	David Hinkins	        Director
	Robert Hipple	        Director
	Robert Smith	        Director
      John Sylvester	        Director


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a)

Financial Statements of Business Acquired



None.

(b)

Pro Forma Financial Statements

None

(c)

Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Tucson, Arizona, on the 4th day of February 2005.

Bronco Energy Fund, Inc.

By: __/s/ Dan Baker_________
     Dan Baker, Chief Executive Officer


EXHIBIT INDEX



Exhibits




None.